SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

October 10, 2005

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

     NATIONAL BANK OF ANGUILLA, 1ST FLOOR, ST MARY'S ROAD

   TV1 02P, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 497-8129

              (Registrant's Telephone Number, Including Area Code)

SPENCER HOUSE, BOX 821

THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Former Name or Former Address, if Changed Since Last Report)

BINGO.COM, LTD.

ITEM 7.01 Regulation FD Disclosure

At the Annual General Meeting of the Shareholders held on October 10, 2005, the shareholders of the Company:

(a) Elected the following persons to serve as directors until the next annual meeting or until their successors are duly qualified:

                                T. M. Williams

                                P.A. Crossgrove

(b) Approved the selection of Dohan and Company, P.A., CPA.'s as the Company's independent auditors for the fiscal year ending December 31, 2005.

(c) Approved the ratification of the 2005 Stock Option Plan and authorization for the administrators of the plan to issue up to 2,000,000 options to directors, employees, or consultants of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, LTD.

(Registrant)

Date: October 19, 2005                                                               By: /s/ "T. M. Williams"

                                                                                                 T. M. WILLIAMS, PRESIDENT